UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

                         Date of Report: April 20, 1998

                          VALLEY FINANCIAL CORPORATION

        VIRGINIA                 33-77568               54-1702380

 (State of Incorporation)      (Commission           (I.R.S. Employer)
                               File Number)        Identification Number)


                             36 Church Avenue, S.W.
                            Roanoke, Virginia 24011

                    (Address of principal executive offices)

                                 (540) 342-2265

                (Issuer's telephone number, including area code)

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Item 5. Other Events.

     Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, announced on April 16, 1998 its financial results for the period ended March 31, 1998. The financial results are detailed in the Company's Press Release dated April 16, 1998 filed as Exhibit A to this Form 8-K and incorporated by reference herein.

     The Company's common stock is traded over the counter under the symbol
VYFC.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VALLEY FINANCIAL CORPORATION



Date: April 20, 1998           /s/ A. Wayne Lewis
                              ----------------------------------------
                              A. Wayne Lewis, Executive Vice President

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EXHIBIT A


FOR RELEASE 6:00 p.m. April 16, 1998


VALLEY FINANCIAL CORPORATION
36 Church Avenue, S.W.
Roanoke, Virginia 24011

For Further Information Contact:

Ellis L. Gutshall, President and Chief Executive Officer
A. Wayne Lewis, Executive Vice President and Chief Operating Officer
(540) 342-2265



                     VALLEY FINANCIAL CORPORATION ANNOUNCES
                      RECORD QUARTERLY OPERATING EARNINGS

ROANOKE, VIRGINIA.  April 16, 1998 --  Roanoke-based Valley Financial

Corporation announced today its consolidated financial results for the quarter ended March 31, 1998.  At March 31, the Company's total assets were $83,755,000,

total deposits were $69,559,000, total loans stood at $51,424,000 and total shareholders' equity was $8,343,000.  Compared with March 31, 1997, the Company experienced increases of $25,352,000 or 43% in total assets, $19,351,000 or 39%

in total deposits and $14,048,000 or 38% in total loans over the twelve-month period.  With capital at March 31, 1998 representing 10% of total assets, the

Company easily exceeds the regulatory minimum to be considered "well capitalized."



For the three months ended March 31, 1998, Valley Financial reported operating earnings of $193,000 or $.20 per share compared with $27,000 or $.03 per share for the first quarter of 1997.  Net income, after provision for income taxes of

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$63,000, was $130,000 or $.13 per share for the first quarter of 1998 and also compares favorably with the net income of $27,000 or $.03 per share reported in the first quarter of 1997 when the Company was not in a tax-paying position.

The Company's return on average total assets was 0.69% for 1998's first quarter,

and its return on average shareholders' equity was 6.37%.  These profitability ratios represent significant increases from the 0.20% and 1.49%, respectively,

reported for the three months ended March 31, 1997.



Valley Financial Corporation is the holding company for Valley Bank, which opened for business May 15, 1995 and engages in a general commercial and retail banking business in the Roanoke Valley, emphasizing the needs of small businesses, professional concerns and individuals.  Valley Bank operates from three full-service offices at 36 Church Avenue, SW and 2203 Crystal Spring

Avenue, SW in Roanoke City, and 4467 Starkey Road, SW in Roanoke County.

Additionally, it recently opened a loan production office at 302 East Main

Street in the City of Salem.



The Common Stock of Valley Financial Corporation is traded over the counter under the symbol VYFC, and is quoted on the OTC Bulletin Board, an electronic quotation and trade reporting service of the National Association of Securities

Dealers.



                                    - END -

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
                          VALLEY FINANCIAL CORPORATION
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)

                                                March 31      December 31
                                                  1998           1997
                                                --------      -----------
                                             (in thousands, except share data)
Assets
Cash and due from banks                        $  2,249          $  3,324
Money market investments                            196             1,473
Securities available-for-sale                    28,034            21,144

Loans                                            51,424            46,647
   Less allowance for loan losses and
    unearned fees                                  (525)             (497)
                                               --------          --------
       Total net loans                           50,899            46,150

Premises and equipment                            1,290             1,315
Other assets                                      1,087             1,271
                                               --------          --------
       Total assets                            $ 83,755          $ 74,677
                                               ========          ========

Liabilities and Shareholders' Equity
Non-interest bearing demand deposits           $  8,640          $  7,956
Interest bearing demand, savings & money
 market deposits                                 22,386            19,048
Time deposits greater than $100,000               6,769             6,481
Other time deposits                              31,764            32,103
                                               --------          --------
       Total deposits                            69,559            65,588

Short term borrowings                                56                 0
Federal Home Loan Bank advances                   5,000                 0
Other liabilities                                   797               810
                                               --------          --------
       Total liabilities                         75,412            66,398
                                               --------          --------

Preferred stock, no par value.  Authorized
 10,000,000 shares; none issued and
 outstanding
Common stock, no par value.  Authorized
 10,000,000 shares; issued and outstanding
 964,040 at December 31, 1997 and 1996            9,089             9,089
Accumulated deficit                                (736)             (866)
Unrealized gains (losses) on securities
 available-for-sale, net of tax                     (10)               56
       Total shareholders' equity                 8,343             8,279
                                               --------          --------

       Total liabilities and shareholders'
        equity                                 $ 83,755          $ 74,677
                                               ========          ========


                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                     Three Months Ended
                                                          March 31
                                                -------------------------
                                                   1998              1997
                                                -------           -------
                                         (in thousands, except per share data)
Interest Income                                 $ 1,433            $  997
Interest Expense                                    730               524
                                                -------            ------
       Net interest income                          703               473

Provision for loan losses                            31                36
                                                -------            ------
Net interest income after provision for
 loan losses                                        672               437

Noninterest income                                   68                39
Noninterest expense                                 547               449
                                                -------            ------

Net income before taxes                         $   193            $   27
                                                -------            ------

Provision for income taxes                           63                 0
                                                -------            ------

Net income                                      $   130            $   27
                                                =======            ======

Net income per share                            $  0.13            $ 0.03
                                                =======            ======

Selected Financial Ratios:
Return on average total assets                     0.69%             0.20%
Return on average total shareholders' equity       6.37%             1.49%
Yield on average earning assets                    8.01%             7.83%
Cost of funds                                      4.38%             4.56%
Net interest margin                                3.93%             3.72%
Overhead efficiency ratio                         71.41%            87.64%
Nonperforming loans/total loans                    0.00%             0.00%
Loans past due > 90 days/total loans               0.00%             0.00%
Allowance for loan losses/loans, net               0.96%             0.99%
Book value per share                            $  8.65            $ 8.59


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